                                                                   EXHIBIT 10.19

Note: Portions of this exhibit indicated by "[*]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.

                         [LOGO] AMERICA WEST AIRLINES
                            CONSOLIDATOR AGREEMENT

This Agreement is made February 4, 2000, between America West Airlines Inc., a Delaware corporation at 4000 East Sky Harbor Boulevard, Phoenix, Arizona 85034, (herein "America West") and Cheap Tickets Inc., a Hawaii corporation at 1440 Kapiolani Boulevard, Suite 800, Honolulu, Hawaii 96814, (herein "Customer"). The parties agree to the following mutual covenants:

1.   FARES:
     a)   This Agreement is valid for use by Cheap Tickets Inc.
     b) Seats sold will be at specific fare levels in markets specified by America West and under the conditions stated in Attachments A and B herein.
     c) The net fares offered in conjunction with this Agreement shall be applicable for travel wholly over the services of America West and America West Express as specified in Attachment A; all other codeshare flights are not applicable. Net fares are provided in Consolidator Fare schedules per previous and/or future fare distributions.
     d) Net fares are subject to change at the sole and complete discretion of America West. Written notice shall be provided to Customer not less than five (5) business days prior to the effective ticketing date of any net-fare change, or two (2) business days for electronically filed fares. Customer agrees that all tickets issued as of the effective date of any net-fare change shall reflect the applicable fares of such fare change. Customer agrees to sign and return the confirmation page of all Bulk Fare Advisories, thereby signifying acceptance of all terms, conditions and fares contained in said advisory. Failure to sign and return confirmation does not release Customer from adherence to any revisions made on such advisories.
     e)   Fares do not include the following: U.S. transportation or
                   ---
          international taxes, fuel surcharges, passenger facility charges, and/or other city/governmental surcharges.

2.   PAYMENT/REPORTING:
     Customer agrees to issue tickets on standard industry ticket stock. In accordance with ARC policies and procedures, tickets will be reported and funds due for tickets will be remitted through ARC each week. Invoices for other than ticket sales shall be due and payable within fifteen (15) days from the date of invoice and shall not be subject to any offset or deduction for any purpose.

3.   ADVERTISING:
     Customer agrees not to use the America West trade name, service marks, logos, emblems, symbols or other brand identifiers in any advertising promotional material, brochures, facsimiles, printed matter, signs or Internet sites without the prior review and written approval of such material by America West.

4.   INTERNET
     If Customer utilizes an Internet site to facilitate the sale of America West seats, Customer agrees to the following:
     a) A complete list of all Internet addresses connected to the sale of America West seats will be provided to America West within ten (10) business days of submission of this signed Agreement. Any additions, deletions or corrections to this list must be communicated to America West within ten (10) business days of said additions, deletions or corrections. Communication must be made via electronic mail to sp&a@americawest.com.
     b) Customer agrees to provide monthly reports listing the number of America West tickets sold via the Internet and the grand total of America West ticket sales (Internet sales plus all other sales). Reports must be received by America West by the 10th business day of each month, with totals representing the previous month's ticket sales. The report must be sent via electronic mail to sp&a@americawest.com.
     c) If an Internet site contains restricted pages that are used to facilitate business, Customer agrees to provide America West with passwords necessary to gain access to restricted pages.

5.   CONTRACT NONCOMPLIANCE:
     a) America West is entitled to receive compensation for the full value of the coach fare in the event that inventory sold is not ticketed or released in accordance with this Agreement, including Attachments A and B.
     b) Compensation due America West will be invoiced to Customer due and payable fifteen (15) business days after notification.
     c) Noncompliance with booking and/or ticketing procedures set forth in this Agreement and its Attachments will result in a debit memo to Customer. Noncompliance includes but is not limited to reservations booked and/or ticketed in the wrong class of service, wrong fare, individual bookings that qualify as a group, and/or booking published fares without ticketing in accordance with tariff rules. Customer will be responsible for noncompliance. America West will issue debit memos to recover CRS fees and full-ticket value of noncompliant bookings/tickets.

6.   DEFAULT:
     In the event Customer fails to make payment as required by this Agreement, America West shall provide written notice to Customer to cure such default within five (5) business days from the date of such notice. In the event such non-payment is not cured within said five (5) days, this Agreement shall be terminated immediately. If Customer fails to perform any other terms of this Agreement and is in default thereof, this Agreement may be terminated after thirty (30) days written notice of those matters in default and the failure of Customer to cure such default. America West shall be free to pursue all legal and equitable remedies available for any default.

                             AMERICA WEST AIRLINES
                      CONSOLIDATOR AGREEMENT (continued)

7.   TERMS AND TERMINATION:
     a) The term of this Agreement is from February 15, 2000, through December 31, 2000, with all travel completed forty-five (45) days after the Agreement expires. Either party may terminate this Agreement without cause by giving not less than thirty (30) days prior written notice of the intention to do so. Such termination shall not relieve either party from payment of amounts currently due and owing.
     b) Should Customer fail to perform its duties as outlined in this Agreement, and such default continues after thirty (30) days written notice to correct such default, then America West may terminate this Agreement without further notice.

8.   LOST TICKETS:
     When a passenger loses his/her America West ticket, the passenger may purchase a replacement ticket for the portion lost and will be refunded the price of the replacement ticket minus the applicable fee, provided the itinerary (flight number, travel date, city) of the replacement ticket is exactly the same as the lost ticket. If a replacement ticket is not
     -------
     purchased for the exact itinerary, no refund will be made.
                       -----

9.   COMMISSION
     Attachment B herein represents the only commission program for which Customer is eligible. Customer shall be entitled to a commission on applicable published fares in specified markets for individual travel per
                ---------
     Attachment B. All published-fare commissions must be taken at point of sale. Net fares offered under this agreement are not eligible for commission. ARC ticketing locations included under this agreement shall not be eligible for further override commission or soft dollar incentives.

10.  CONFIDENTIALITY:
     All terms and conditions of this Agreement are strictly confidential. Any breach of confidentiality; duplication of the Agreement, its Attachments, Bulk Fare Advisories and/or Consolidator Fare schedules; use or disclosure of this Agreement in whole or in part for any purpose shall immediately render this Agreement null and void and subject to immediate cancellation at the option of America West.

11.  ENTIRE AGREEMENT:
     This Agreement represents the entire understanding between the parties. No waiver, alteration or modification of any of the provisions herein shall be binding unless in writing and signed by and authorized agent or representative of the parties.

12.  ASSIGNMENT AND BINDING EFFECT:
     The provisions of this Agreement shall be binding upon any successor to either of the parties, but shall not be assignable by Customer.

13.  ATTORNEY FEES:
     In the event action is necessary to enforce the terms of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable attorney fees and costs.

14.  APPLICABLE LAW:
     The laws of the State of Arizona shall govern this Agreement.

15.  AUTHORIZED TICKETING LOCATIONS
     Tickets issued under this Agreement may be issued only through designated ticketing locations as shown on Attachment C. Customer agrees to provide written notice of any changes, additions or deletions to designated ticketing locations upon not less than ten (10) days prior written notice to America West via electronic mail to sp&a@americawestcom. If e-mail is not available, changes should be sent to the following postal address:

                             America West Airlines
                    Off-Tariff Contracts, Mail Code CH-SPA
                        4000 East Sky Harbor Boulevard
                            Phoenix, Arizona 85034

     All ARC lists, changes and additions submitted must include the following information: The complete eight-digit ARC number, agency name, address and phone number. If the number of ARC locations exceeds ten (10), Customer agrees to provide ARC numbers via electronic mail or floppy diskette (IBM compatible) in MS Excel format.

CHEAP TICKETS, INC.                                  AMERICA WEST AIRLINES, INC.
By:    /s/ Michael Hartley                           By:       /s/ Ron Cole
       -------------------------------------                   -------------------------------------
       Michael Hartley                                         Ron L. Cole
       President & Chief Executive Officer                     Vice President, Sales

Date:    2-11-00                                     Date:       03-03-00
       -------------------------------------                   -------------------------------------

                                                     Initials:  /s/ M.L.     /s/ J.S.
                                                                -----------  ----------
                                                                M. Loew      J. Schmidt

                        ATTACHMENT A - NET FARE PROGRAM
                        -------------------------------

PROGRAM TITLE:                     Cheap Tickets Inc.
--------------
Address:                           1440 Kapiolani Boulevard, Suite 800
                                   Honolulu, Hawaii 96814
ARC Number(s):                     See Attachment C
Automation System(s):              Sabre
Contact:                           Michael Hartley
Phone:                             (808) 945-7439
Fax:                               (808) 945-0610
E-mail:                            mhartley@cheaptickets.com
Internet site:                     www.cheaptickets.com
RESERVATIONS:                      Booked by Customer only, through automation.  Bookings made [*] are
------------                       permitted with [*].
Booking Class:                     Day: V class / Night: KN class
Groups:                            Not Permitted.
OSI Entries:                       3 OSI HP CTCT (808) 945-7439 CHEAP TICKETS
                                   3 OSI HP CHANGES THROUGH CONSOLIDATOR ONLY
                                   3 OSI HP FLIGHTFUND CREDIT NOT PERMITTED
                                   3 OSI HP TKNA 401 xxxx xxx xxx
TICKET INFORMATION:
------------------
Changes:                           [*] non-commissionable fee per ticket.  Ticket reissuance by Customer only, prior to original travel date only.  Changes to name, origin or destination are not permitted.  Once travel has commenced, changes to return are not permitted (standby travel only).
Fares:                             As listed on Consolidator Fare list.  All net fares are subject to change with five (5) business days notice or two (2) days for electronically filed fares.
                                   Fares are net, non-commissionable.
                                   Fares do not include taxes or surcharges.
                                            ---
                                   Net fares are subject to change until ticketed.
                                   When LAX-CMH nonstop night service is used for LAX to East Coast, the night fare may be used when the connecting flight out of CMH departs at or before 9:10 a.m.  Applicable East Coast cities are BDL, BOS, BWI, DCA, EWR, LGA, MDW, PHL.

Fare Basis Codes:

                                                                     FARE BASIS CODES
                                   -------------------------------------------------------------------------------
                                   Fee Type                 Day Off Peak   Day Peak   Night Off Peak   Night Peak
                                   -------------------------------------------------------------------------------
                                   HIGH Season One-Way       VHO3CNO        VHP3CNO    KNHO2CNO         KNHP2CNO
                                   -------------------------------------------------------------------------------
                                   HIGH Season Roundtrip     VHO3CN         VHP3CN     KNHO2CN          KNHP2CN
                                   -------------------------------------------------------------------------------
                                   LOW Season One-Way        VO3CNO         VP3CNO     KNO2CNO          KNP2CNO
                                   -------------------------------------------------------------------------------
                                   LOW Season Roundtrip      VO3CN          VP3CN      KNO2CN           KNP2CN
                                   -------------------------------------------------------------------------------

IT Code:                           ITLPCTI (must appear in tour code box)
Restrictions:                      Tickets are nontransferable and nonrefundable, with the exception of death of the passenger
                                   (properly documented).
Ticketing Agency:                  Cheap Tickets Inc.
Ticket Time Limit:                 All tickets must be issued [*].
Ticket Entries:                    1.   Base net fare, tax and total on auditor's coupon only.
                                                                        ---------------------
                                   2.   Flight coupons shall show zero (0) or BULK plus applicable XF charges.

                                   3.   Not valid before date of travel.
                                   4.   Not valid after thirty (30) days from original travel date.

PROGRAM SPECIFICS
-----------------
Days/Travel:                       Off-Peak [*]  (both directions).
                                   Peak [*] (both directions).
Flight Fund:                       Not permitted on net fares; permitted on published fares only.
Markets:                           Systemwide
[*]                                [*]
[*]                                [*]
Open Jaw:                          Permitted
Open Returns:                      Not Permitted
PTA/TBM:                           Not Permitted
Routing:                           Published America West and America West Express routings only.  All other codeshare flights are not applicable.
Rule 240:                          Permitted
[*]                                [*]
Stopover:                          Not Permitted
Waitlists:                         Not Permitted

[*] The redacted portion, indicated by this symbol, is the subject of a confidential treatment request.


        ATTACHMENT B - COMMISSION ON PUBLISHED FARES (Individual Travel)
        ----------------------------------------------------------------

RESERVATIONS:
------------
Booking Class:                     Applicable published fare type
Groups:                            Not permitted
Reservations:                      Booked by Customer only

TICKET INFORMATION:
-------------------

Applicable Fares:                  America West published fares in effect at the time of
                                   ticketing and according to the tariff rules of that
                                   published fare (except as stated below).  See "Restrictions"
                                   below.
                                   Disclaimer:  Certain short-term, introductory or other
                                   ----------
                                   published promotional fares specifically prohibiting
                                   additional discounts do not apply.

                                   Restrictions:
                                   -------------
                                   1.  Companion fares do not apply
                                   2.  Promotional fares specifically prohibiting additional
                                       discounts do not apply
                                   3.  Other discounts do not apply (senior discounts,
                                       vouchers, etc.)
                                   4.  F-class excursion fares do not apply (FE14, etc.)

[*]
                                   [*]
Fare Basis Code:                   Applicable to the published fare used.
IT Code:                           ITLPCTIPBA (must appear in tour code box)
                                          ---
Ticketing Agency:                  Cheap Tickets Inc.
ARC Number(s):                     See Attachment C
Ticket Entries:                    All published fare ticket entries are required, with the
                                   exception of the following:
                                   The discounted published fare should be omitted from the
                                   base, tax and total box of the passenger coupon if Customer uses all of or a portion of commission to discount the
                                   published fare.  The discounted published fare and
                                   applicable base, tax, total and commission amounts must be shown on all auditor's coupons.

PROGRAM SPECIFICS:
------------------

                                   Published America West and America West Express routings only.
Markets:                           Codeshare flights are not applicable.
Restrictions:                      All published rules apply, unless otherwise stated above.

[*] The redacted portion, indicated by this symbol, is the subject of a confidential treat request.

                 ATTACHMENT C - AUTHORIZED TICKETING LOCATIONS
                 ---------------------------------------------

PROGRAM TITLE:                     Cheap Tickets, Inc.
-------------                      1440 Kapiolani Boulevard, Suite 800
                                   Honolulu, Hawaii 96814


ARC NUMBERS OF AUTHORIZED TICKETING LOCATIONS UNDER THIS AGREEMENT:
------------------------------------------------------------------

05508274
05513266
05521714
05644236
05685713
05709745
06644444
12505964
12518483
12530954
12601676
12916120
33514526
33965750
36975820
50523911